Chaparral Presentation February 2011 Chaparral Presentation February 2011 Exhibit 99.1

This presentation contains "forward-looking statements" within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices and significantly depressed natural gas prices since the middle of 2008, the uncertain economic conditions in the United States and globally, the decline in the values of our properties that have resulted in and may in the future result in additional ceiling test write-
downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, hurricanes and other natural disasters, including the impact of the oil spill in the Gulf of Mexico on our present and future operations, the impact of government regulation, and the operating hazards attendant to the oil and natural gas business. In particular, careful consideration should be given to cautionary statements made in the various reports we have filed with the Securities and Exchange Commission. We undertake no duty to update or revise these forward-looking statements.
2

3 3 Presenters Presenters Joe Evans, Chief Financial Officer & Executive Vice President Mark Fischer, Chief Executive Officer & President

Key Investment Considerations
Key Investment Considerations
Low-risk, high quality reserves
with long-lived production profiles
Strong balance sheet and
risk management
Solid track record of growth
149.3 MMBoe proved reserves as of 12/31/2010¹
63% crude oil; 66% proved developed
18.5 R/P ratio
89% of proved reserves in the Mid-Continent and Permian Basin
¹Based on 12/31/2010 SEC methodology
Common equity investment of $325mm in April 2010 which reduced leverage
Over $425mm of liquidity pro forma for the proposed transaction
Over 85% of 2011P PD production hedged above $6.00 gas / $75.00 oil
Annual reserve replacement averaged 485% since 2002
SEC Reserves: 17% CAGR, 2003-2010
Annual Production: 18% CAGR, 2003-2010
Significant upside potential and
growth opportunities
Over 1,300 proved undeveloped drilling locations as of Year-End 2009
EOR activities ramping up with current CO2 injection rate of ~60 MMcf/d;
existing ownership interests in 380 miles of CO2
pipelines
2011 oil and gas capital budget of $250mm, primarily focused on the Mid-
Continent and Permian Basin
Significant financial and
operating flexibility
Most leasehold held by production
2011 capital budget mostly allocated to Chaparral operated properties
Ability to maintain production with drilling CapEx less than cash flow
4

Chaparral Overview
Chaparral Overview
Founded in 1988, Based in Oklahoma City
Core areas — Mid-Continent (Oklahoma) and Permian Basin (W. Texas)
Oil-weighted producer (63% oil; 37% gas)
Third largest oil producer in Oklahoma
5
5
Company Statistics
Daily Production (Boe/d) 22,100
Proved Reserves (MMBoe)
1
149.3
PV-10 ($ in mm)
1
$1,770
LTM Financials (as of 9/30/10)
Revenues ($ in mm) $387
EBITDAX ($ in mm) $275
Net Debt / LTM EBITDAX (x) 3.1x
¹Based on 12/31/2010 SEC methodology

Wilcox Trend
Miocene Trend
Frio Trend
Salt Dome Basin

6

Operating Areas
Operating Areas
As of December 31, 2010 (SEC)
Core Area
Growth Area
Acreage
Field Offices
Headquarters
North Texas
Reserves: 2.3 MMBoe, 2% of total
Production: 0.4 MBoe/d, 2% of total
Permian Basin
Reserves: 19.1 MMBoe, 13% of total
Production: 4.0 MBoe/d, 18% of total
Rocky Mountains
Reserves: 2.7 MMBoe, 2% of total
Production: 0.4 MBoe/d, 2% of total
Company Total
December 2010 proved reserves – 149.3 MMBoe
2010 average daily production – 22.1 MBoe/d
Val Verde
Basin
Sabine
Uplift
Midland
Basin
Delaware
Basin
Ouachita
Uplift
Arkoma
Basin
Fort
Worth
Basin
Williston
Basin
Powder
River
Basin
Greater
Green
River
Basin
San
Juan
Basin
Anadarko
Woodford
Basin
OKC
Gulf Coast
Reserves: 5.7 MMBoe, 4% of total
Production: 1.3 MBoe/d, 6% of total
Mid-Continent
Reserves: 113.1 MMBoe, 76% of total
Production: 15.3 MBoe/d, 69% of total
Ark-La-Tex
Reserves: 6.4 MMBoe, 4% of total
Production: 0.7 MBoe/d, 3% of total

Strong Record of Reserve and Production Growth
Strong Record of Reserve and Production Growth
Year-End SEC Reserves (MMBoe)
(1)(2)(3)(4)
2003 – 2010 CAGR = 17%
Annual Production (MMBoe)
2003 – 2010 CAGR = 18%
142
113
164
151
103
73
51
0
25
50
75
100
125
150
175
2003 2004 2005 2006 2007 2008 2009 2010
149
Note: 1) Reserves as of December 31, 2007 are based on flat SEC pricing of $96.01/Bbl and $6.80/Mcf
2) Reserves as of December 31, 2008 are based on flat SEC pricing of $44.60/Bbl and $5.62/Mcf
3) Reserves as of December 31, 2009 are based on flat SEC pricing of $61.18/Bbl and $3.87/Mcf
4) Reserves as of December 31, 2010 are based on flat SEC pricing of $79.43/Bbl and $4.38/Mcf
Chaparral’s reserve replacement ratio averaged 485% per year since 2002
7
7
2.6
3.2
4.2
5.4
6.8
7.1
7.6
8.1
8.8
0
2
4
6
8
10
2003 2004 2005 2006 2007 2008 2009 2010 2011P

2010 – A Transformational Year
2010 – A Transformational Year
Chaparral transformed itself in 2010 from a high-debt, low-
liquidity company to a financially stable company with
approximately $425mm in liquidity at year end 2010
Two Transactions
April 2010 – $325mm common stock private equity transaction
September 2010 – $300mm HY bond transaction to pay-down all
senior secured debt
8

Net Debt / EBITDA
Liquidity ($ in mm)
7.9x
5.6x
4.4x
4.9x
3.3x
5.3x
2.3x
2.0x 2.0x
0.0x
2006 2007 2008 2009 PF 9/30/2010
Total net debt to EBITDA Net secured debt to EBITDA
$120.9
$88.0
$55.4
$76.6
2006 2007 2008 2009 PF 9/30/2010
Pro Forma Maturity Profile ($ in mm)
Chaparral Has Much Improved Debt & Liquidity
Chaparral Has Much Improved Debt & Liquidity
No debt maturities before 2017
$375mm undrawn revolver
$469.4
9
9
Note: Debt balances do not reflect discounts on Senior Notes of $1.958mm on the 2017s and $6.964mm on the 2020s
0
$325
$350
0
$300
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Increase reserves and production through drilling of large inventory of near-term, high potential drilling opportunities
Expand EOR field operations and CO
2
infrastructure
Selectively pursue strategic acquisition opportunities with significant upside potential
Hedge production to stabilize cash flow
Achieve growth objectives while maintaining strong liquidity position
10

Operating and Financial Strategy
Operating and Financial Strategy

Capital Budget
Capital Budget
Component 2006 2007 2008 2009 2010E
2011
Budget
2011
%
Drilling  134  121  176  83  181 126 51%
Enhancements  31  44  55  35  36 26 10%
Acquisitions (2)  489  50  46  18  41 5 2%
Tertiary Recovery  13  15  25  15  63 93 37%
Total 667  230  302  151  321 250 100%
Note: (1)  Includes allocation of capitalized general and administrative costs
(2)  2006 Includes major acquisition of Calumet Oil Company
2011P Oil and Gas Capital Expenditures
Oil & Gas Capital Expenditures ($MM)
(1)
Drilling
EOR
Enhancements
Acquisitions
Mid-Continent
Other
Permian
Basin
85%
7%
8%
55%
37%
10%
51%
11

2%

Near Term Growth Achieved Through Drilling
Near Term Growth Achieved Through Drilling
2011P  Drilling CAPEX by Major Plays ($MM)
Conventional Drilling
EOR Drilling
Unconventional Drilling
Anadarko/Arkoma Woodford Shale  –
22,000 acres
West Texas Bone Spring/Avalon Shale  –
13,500 acres
Bakken Shale – ~5,000 acres
Eagle Ford Shale – ~5,000 acres
Northern Okla. Miss. Horizontal –
~15,000 acres
12
12
$5.0
$6.4
$7.3
$7.4
$8.7
$9.9
$13.1
$18.1
$19.6
0 5 10 15 20
Anadarko Woodford Shale
Farnsworth Area
Tunstill
Dover Area
Sivells Bend
Camrick Area
Osage Creek
Anadarko Cleveland Sand
Anadarko Granite Wash

Long Term Sustainable Growth Through CO
2
EOR
Long Term Sustainable Growth Through CO
2
EOR
215 MMBO Potential Reserves
82 Fields that are CO
2
EOR Compatible
380 Miles of CO
2
Pipeline
Long Life EOR Assets in Four Key Growth Areas
Low Geologic Risk
Attractive Economics
ROR – 25% to 40%
ROI – 3.0 to 4.0 / 1
CO
2
EOR is our Major Growth Driver
13
13
"Stranded Oil"
374B Barrels
Already
Produced
192B Barrels
Proven
Reserves
16B Barrels
255 BBO
technically
unrecoverable
with today's
technology
119 BBO
technically
recoverable
through CO2
EOR
The Oil Is There
582 BBO OOIP in U.S.
(1)
Stranded Oil
374 Billion Barrels
(1)
(1)
Source:  Advanced Resources International, February 2006
On U.S. Basis – Large Upside Target

N.W. Camrick Unit
Camrick Unit
Perryton Unit

1,000,000
100,000
10,000
1,000
OIL PRODUCTION (BOPM)
ALL THREE UNITS
1+2+NP+3+NW+4
1+2+NP+3+NW
1+2+NP+3
1+2+NP
ACTUAL
PHASE 1+2
PHASE 1

Chaparral Energy

Camrick Area CO
2
Tertiary Recovery
Camrick Area CO
2
Tertiary Recovery
Consists of three unitized fields
Operated with an average working interest of
60%
CO
2
injection has improved gross production in
Camrick Area from 175 Bbls/day to 1,950
Bbls/day
Expansion of CO
2
injection operations from 15
MMcf/d to 25 MMcf/d has been completed
NW Camrick, Camrick and Perryton Units:  8/8 Basis
Reservoir
Morrow
Net Acreage 15,200
OOIP (MMBO) 125.6
Primary oil recovery (MMBO) 16.6
Secondary oil recovery (MMBO) 13.9
Estimated tertiary CO2
recovery (MMBO) 14.4
Beaver & Texas Counties, OK
Lipscomb County, TX
Camrick Area, OK
Projected and Actual Response
14

CO
2
EOR Focused Areas
CO
2
EOR Focused Areas
CO
2
project inventory
82 units with 1P, 2P & 3P EOR
reserves
10 units with proved reserves
11 units with CO
2
injection
CO
2
Infrastructure
380 miles of existing line
49 MMcfe/d of CO2 supply
Establishment of EOR Operations Unit
CO
2
Tertiary Recovery Projects
Panhandle Area
Permian Basin
Central
Oklahoma
Area
Burbank
Area
15

16

Currently Owned CO
2
Development Potential and
Infrastructure
Currently Owned CO
2
Development Potential and
Infrastructure
Total OOIP 4,195 MMBO
Primary Production 714 MMBO
Secondary Recovery 638 MMBO
Tertiary Potential   403 MMBO
Net Tertiary Potential 215 MMBO
Existing CELLC
CO2
Pipelines
Existing Third Party
CO2
Pipelines
Proposed CELLC
CO2
Pipelines
Owned Active
CO2
fields
Owned Potential
CO2
fields
CO2
Source Locations

Financial Performance and Credit Statistics Financial Performance and Credit Statistics 17 17

Actual 9/30/2010	Pro Forma 9/30/2010	% of Capitalization	EBITDA Multiple[3]
Cash	$101.6	$96.3		
$375 Million Revolving Facility due 2014[1]	$0.0	$0.0		
Real Estate Mortgage Notes	13.1	13.1	1.0%	0.0x
Installment Notes	8.0	8.0	0.6%	0.0x
8.500% Senior Notes due 2015	325.0	0.0	0.0%	0.0x
8.875% Senior Notes due 2017, net	323.0	323.0	24.1%	1.1x
9.875% Senior Notes due 2020, net	293.0	293.0	21.9%	1.0x
New Senior Notes due 2021	0.0	350.0	26.1%	1.2x
Total Debt	$962.2	$987.2	73.6%	3.5x
Stockholders' Equity	$374.5	$353.6	26.4%	1.2x
Total Capitalization	$1,336.7	$1,340.9	100.0%	4.7x
Proved Reserves (MMBOE)[2]	149.3	149.3		
Proved Developed Reserves (MMBOE)[2]	98.6	98.6		
% Proved Developed Reserves	66.0%	66.0%		
2010E EBITDA / Interest Expense	3.8x	3.7x		
Total Debt / Proved Reserves ($/BOE)	$6.45	$6.61		
Total Debt / Proved Developed Reserves ($/BOE)	$9.76	$10.01		
Liquidity[4]	$474.7	$469.4		

Source: Public filings

[1] Consists of a $450.0 million Senior Secured Revolving Credit Facility with a current borrowing base of $375.0 million (on an as-adjusted basis)

[2] As of December 31, 2010E

[3] Based on FYE 12/31/2010E Adjusted EBITDA of $285.0 million (based on midpoint of 2010E guidance)

[4] Calculated as cash plus revolver availability (excluding $1.9 million in L/C outstandings); expected liquidity at 12/31/2010 is approximately $425.0 million

Chaparral ENERGY

Pro Forma Capitalization
Sources & Uses
Sources & Uses and Pro Forma Capitalization
Sources & Uses and Pro Forma Capitalization
18
18
Sources Uses
New Senior Notes due 2021 $350.0 Tender for 8.500% Senior Notes due 2015 $325.0
Cash on Balance Sheet 5.3
Tender Cost¹
15.0
Fees & Expenses2
7.9
Accrued interest payment on 8.500% Senior Notes 7.4
$355.3 $355.3
1 Tender cost based on current call price of 104.250% plus 0.375% tender premium
2
Assumes 200 bps underwriting spread, 12.5 bps dealer manager fee and $500K in other expenses

Strong Financial Performance
Strong Financial Performance
Production (MMBoe) EBITDA ($ in mm)
2
Total Leverage
2
Capital Expenditures ($ in mm)
1
1
Includes oil & gas capex and capitalized general and administrative expenses
19
19
2
Calculated as Total Debt to EBITDA. 2010E statistics are pro forma for Offering and based on FYE 12/31/10E Adjusted EBITDA of $285.0 million (midpoint of 2010E guidance)
8.1
7.6
7.1
6.4
6.6
6.8
7.0
7.2
7.4
7.6
7.8
8.0
8.2
2008 2009 2010E
$285
$224
$280
$0
$50
$100
$150
$200
$250
$300
2008 2009 2010E
$321
$151
$302
$0
$50
$100
$150
$200
$250
$300
$350
2008 2009 2010E
3.4x
5.3x
4.5x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
2008 2009 2010E

Operating Statistics
2010E 2011P
Oil & Gas CAPEX $321 million $250 million
Production 8.1 MMBoe 8.6 - 8.9 MMBoe
General and Administrative $3.76/Boe $4.25 - $4.75/Boe
Lease Operating Expense $13.22/Boe $13.00 - $13.50/Boe
20

2010 Estimates and 2011 Preliminary Guidance
2010 Estimates and 2011 Preliminary Guidance

Hedge Portfolio
Hedge Portfolio
Note: 1) Dollars represent average strike price of hedges (includes all derivative instruments)
Gas Basis Hedges
Price
% Gas
PDP
Jan-Dec 2011 $0.67 72%
Jan-Dec 2012 $0.30 48%
$7.34 $68.40
% of Proved Developed Producing Hedged
(As of February 3, 2011)
$90.46
21
21
$6.28
$5.04
$75.07
$93.42
$100.00
$153.00
$110.00
$108.80
$87.50
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2011 2012 2013
Oil Collars
Oil Swaps
Gas Swaps
In 2008 and 2009 – various
derivative contracts monetized
resulting in net cash proceeds of
$144mm
2Q 2010 – in connection with
execution of new credit facility,
monetized hedges with banks
exiting credit facility; net cash
proceeds of $248m
June 2010 – monetized 2012 oil
hedges; net cash proceeds of
approximately $8mm

Question & Answer Question & Answer 22 22